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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2004

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                            1-9924                   52-1568099
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(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)

     399 Park Avenue, New York, New York                 10043
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  (Address of principal executive offices)             (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits:

         Exhibit No.       Description

         1.01 Distribution Agreement, dated January 15, 2004, between the Company and Citigroup Global Markets Inc., relating to the offer and sale of the Company's Medium-Term Senior Notes, Series G, Due Nine Months or More from Date of Issue and Medium-Term Subordinated Notes, Series G, Due Nine Months or More from Date of Issue.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 15, 2004                 CITIGROUP INC.

                                         By /s/ Michael J. Tarpley
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                                              Michael J. Tarpley
                                              Assistant Secretary

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